Exhibit 99.1

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 1 of 39

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
		Reporting Period:	JUL. 1 - JUL. 31, 2016

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes
Schedule of Professional Fees Paid	MOR-lb	Yes
Copies of bank statements		No	Note 1
Cash disbursements journals		No	Note 1
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes		No	Note 2
Copies of IRS Form 6123 or payment receipt		No	Note 1
Copies of tax returns filed during reporting period		No	Note 1
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of Aged Accounts Payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

(1)	Due to the system constraints and/or the volume of the records, no attachment is provided, but is available to the UST upon request.
(2)	The Company is current on all tax payments.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Troy Carson	8/22/16
Signature of Authorized Individual*	Date

/s/ Troy Carson	SVP & CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 2 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

HERCULES OFFSHORE, INC., ET AL. DEBTOR

	Current Month		Cumulative Filing to Date
	Actual	Projected[1]	Actual	Projected[1]
Beginning Cash	$160,705,001	$156,579,035	$207,705,799	$208,311,591
RECEIPTS

Total Receipts	3,502,121	3,175,782	6,998,870	6,471,315

DISBURSEMENTS
Personnel Costs	5,277,448	4,991,330	11,487,073	12,665,828
Premises Rents	202,923	217,200	398,846	473,300
Insurance	5,055,121	2,551,612	5,226,698	3,384,112
Taxes	2,941	61,260	8,742	143,153
Utilities	121,872	114,848	222,099	213,973
Vendors and Others	1,220,206	3,201,408	2,181,769	6,567,941
Ordinary Course Professional Fees	224,248	334,100	226,730	334,100
Restructuring Professional Fees[2]	1,380,828	905,000	1,438,277	905,000
U.S. Trustee Quarterly Fees	88,575	—	88,575	—
Adequate Protection Debt and Assurance	2,882,900	3,107,490	45,675,799	45,824,931

Total Disbursements	16,457,062	15,484,248	66,954,608	70,512,337

CASH INTERNAL TRANSFER

Total Internal Transfer	4,685,787	—	4,685,787	—

Net Cash Flow	(8,269,154)	(12,308,466)	(55,269,951)	(64,041,022)

Ending Cash[3]	$152,435,848	$144,270,569	$152,435,848	$144,270,569

(1)	Projected amounts are based on the forecasted weekly activity for the week ending 7/2 through the week ending 7/30 and interest payment that was forecast to be paid on 7/31 from the 13-week cash flow forecast filed in the Cash Collateral Motion.
(2)	Restructuring professional fees include estate professional fees and lender professional fees.
(2)	Ending Cash balance excludes petty cash and collateral accounts.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 3 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-1a: BANK RECONCILIATIONS

Legal Entry[1]	Bank Name	Account Function	Account #	USD Balance as of 7/31
Hercules Offshore, Inc.	Amegy Bank of Texas, N.A.	Operating Account	****2838	—
Hercules Offshore, Inc.	Amegy Bank of Texas, N.A.	Flexible Spending Claims	****7288	—
Hercules Offshore, Inc.	Amegy Bank of Texas, N.A.	Singapore Operating Account	****0935	—
Hercules Offshore, Inc.	HSBC	Checking Account	****2845	5,184,679
Hercules Offshore, Inc.	HSBC	Investment Account	****1393	75,259,384
Hercules Offshore, Inc.	Amegy Bank of Texas, N.A.	Hercules Offshore Inc. Utilities	****1193	58,193
Cliffs Drilling Company	Amegy Bank of Texas, N.A.	Operating Account	****1649	—
Cliffs Drilling Company	HSBC	Local Operations	****1001	11,880
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Operating Account	****4656	13,981,501
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Payables	****5850	—
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Cayman Investment Sweep Account	****4656	—
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Money Market Investment Account	****8200	—
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Cayman Self Directed Investment Account	****2321	—
Hercules Drilling Company, LLC	Capital One Bank	Investment Account	****7684	33,186,811
Hercules Drilling Company, LLC	Comerica Bank	Investment Account	****8881	25,179,953
Hercules Offshore Services LLC	Amegy Bank of Texas, N.A.	Payroll Account	****5069	—
TODCO Americas Inc.	Amegy Bank of Texas, N.A.	Operating Account	****8930	—

Notes:

(1)	Includes only Debtor entity bank accounts

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each fiscal month within 30 days after month end. See above listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report.

/s/ Troy Carson	/s/ Troy Carson
Authorized Representative	Printed Name of Authorized Representative

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 4 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-1a: BANK RECONCILIATIONS

Legal Entity	Hercules Offshore, Inc.		Hercules Offshore, Inc.		Hercules Offshore, Inc.		Cliffs Drilling Company		Hercules Drilling Company, LLC
Bank Name	HSBC		HSBC		Amegy Bank of Texas, N.A.		HSBC		Amegy Bank of Texas, N.A.
Account #	****2845		****1393		****1193		****1001		****4656
Balance Per Books		$5,184,679		$75,259,384		$58,193		$11,880		$13,981,501
Bank Balance		$5,184,679		$75,259,384		$58,193		$11,880		$13,981,501
(+) Deposits In Transit		—		—		—		—		—
(-) Outstanding Checks		—		—		—		—		—
Other		—		—		—		—		—
Adjusted Bank Balance		$5,184,679		$75,259,384		$58,193		$11,880		$13,981,501

Deposits In Transit	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$—		$—		$—		$—		$—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—

Total Deposits In Transit		$—		$—		$—		$—		$—

Outstanding Checks	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$—		$—		$—		$—		$—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—

Total Outstanding Checks		$—		$—		$—		$—		$—

Other	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$—		$—		$—		$—		$—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—

Total Other		$—		$—		$—		$—		$—

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 5 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-1a: BANK RECONCILIATIONS

Legal Entity Bank Name Account #	Hercules Drilling Company, LLC Amegy Bank of Texas, N.A. ****4656		Hercules Drilling Company, LLC Capital One Bank ****7684		Hercules Drilling Company, LLC Comerica Bank ****8881		Hercules Drilling Company, LLC Amegy Bank of Texas, N.A.[1] ****5850		Hercules Offshore Services LLC Amegy Bank of Texas, N.A.[1] ****5069
Balance Per Books		$—		$33,186,811		$25,179,953		$(422,969)		$(3,584)

Bank Balance		$—		$33,186,811		$25,179,953		$—		$—
(+) Deposits In Transit		—		—		—		—		—
(-) Outstanding Checks		—		—		—		422,969		3,584
Other		—		—		—		—		—
Adjusted Bank Balance		$—		$33,186,811		$25,179,953		$—		$—

Deposits In Transit	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$—		$—		$—		$—		$—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—

Total Deposits In Transit		$—		$—		$—		$—		$—

Outstanding Checks[2]	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
Total Outstanding Checks		$—		$—		$—		$422,969		$3,584

Other		$—		$—		$—		$—		$—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—

Total Other		$—		$—		$—		$—		$—

(1)	The negative book balance in accounts ****5850 and ****5069 are due to those accounts being ZBA accounts in the Amegy bank account structure noted in the Cash Management Motion. As checks clear these bank accounts, funds are made available to those accounts to process checks presented for payment.
(2)	Outstanding checks are available to the UST upon request.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 6 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-1b: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Prime Clerk	6/10/16 - 6/30/16	$438,948.39	Hercules Drilling Company, LLC	None	None	$83,889.50	$355,058.89	$83,889.50	$355,058.89
Prime Clerk	6/10/16 - 6/30/16	20,121.87	Hercules Drilling Company, LLC	None	None	15,673.50	4,448.37	15,673.50	4,448.37
White & Case	6/10/16 - 6/30/16	573,964.78	Hercules Drilling Company, LLC	None	None	532,688.00	41,276.78	532,688.00	41,276.78
	Pre-petition	170,628.43	Hercules Drilling Company, LLC	None	None	168,686.00	1,942.43	168,686.00	1,942.43
King & Spalding		177,164.59	Hercules Drilling Company, LLC			177,164.59

Prime Clerk	6/10/16 - 6/30/16	$459,070.26	Hercules Drilling Company, LLC	None	None	$99,563.00	$359,507.26	$99,563.00	$359,507.26
White & Case	Ending 6/30/16	744,593.21	Hercules Drilling Company, LLC	None	None	701,374.00	43,219.21	701,374.00	43,219.21
King & Spalding	6/7/16 - 6/30/16	177,164.59	Hercules Drilling Company, LLC	None	None	176,563.70	600.89	176,563.70	600.89

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 7 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

The Consolidated Debtor Entities

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$4,804,157	$9,412,370

Total Revenue	4,804,157	9,412,370

OPERATING EXPENSES
Operating Cost & Expenses	3,637,098	7,223,727
Depreciation & Amortization	688,607	1,377,214
General & Administrative	3,116,850	8,233,101

Total Operating Expenses	7,442,555	16,834,042

Operating Income	(2,638,398)	(7,421,672)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	(34,149)	(93,733)
Interest Expense	2,275,718	132,503,499
Income Taxes (Benefit)	745	(5,434,431)

Total Other Income and Expenses	2,242,313	126,975,336

Net Profit/(Loss)	$(4,880,712)	$(134,397,007)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - July 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 8 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Hercules Offshore, Inc.

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$258,286	$463,423

Total Revenue	258,286	463,423

OPERATING EXPENSES
Operating Cost & Expenses	(63,463)	(106,299)
Depreciation & Amortization	58,333	116,667
General & Administrative	2,888,695	6,581,073

Total Operating Expenses	2,883,565	6,591,441

Operating Income	(2,625,279)	(6,128,017)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	(18,424)	(64,732)
Interest Expense	1,658,728	131,269,519
Income Taxes (Benefit)	745	(4,052,498)

Total Other Income and Expenses	1,641,049	127,152,290

Net Profit/(Loss)	$(4,266,327)	$(133,280,307)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - July 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 9 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Cliffs Drilling Company

REVENUES	Month	Cumulative Filing to Date [1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	177,609	386,918
Depreciation & Amortization	—	—
General & Administrative	8,082	31,974

Total Operating Expenses	185,691	418,892

Operating Income	(185,691)	(418,892)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	2,611	3,282
Interest Expense	—	—
Income Taxes (Benefit)	—	(1,158,886)

Total Other Income and Expenses	2,611	(1,155,604)

Net Profit/(Loss)	$(188,303)	$736,712

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - July 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 10 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Cliffs Drilling Trinidad L.L.C.

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	—	—

Operating Income	—	—
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - July 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 11 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

FDT LLC

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	—	—

Operating Income	—	—
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - July 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 12 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

FDT Holdings LLC

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	—	—

Operating Income	—	—
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - July 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 13 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Hercules Drilling Company, LLC

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	354,217	252,257
Depreciation & Amortization	221,776	443,553
General & Administrative	215,473	486,615

Total Operating Expenses	791,466	1,182,425

Operating Income	(791,466)	(1,182,425)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	(18,337)	(32,282)
Interest Expense	(75,750)	(151,500)
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	(94,087)	(183,782)

Net Profit/(Loss)	$(697,380)	$(998,643)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - July 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 14 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Hercules Offshore Services LLC

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$1,430,437	$2,723,282

Total Revenue	1,430,437	2,723,282

OPERATING EXPENSES
Operating Cost & Expenses	800,159	1,641,900
Depreciation & Amortization	140,917	281,833
General & Administrative	—	—

Total Operating Expenses	941,076	1,923,733

Operating Income	489,361	799,549
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$489,361	$799,549

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - July 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 15 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Hercules Offshore Liftboat Company LLC

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	—	—

Operating Income	—	—
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - July 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 16 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

HERO Holdings, Inc.

		Cumulative
REVENUES	Month	Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	2,156	865,234

Total Operating Expenses	2,156	865,234

Operating Income	(2,156)	(865,234)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	692,740	1,385,480
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	692,740	1,385,480

Net Profit/(Loss)	$(694,896)	$(2,250,714)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - July 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 17 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

SD Drilling LLC

		Cumulative
REVENUES	Month	Filing to Date[1]
Revenue	$1,588,895	$3,137,187

Total Revenue	1,588,895	3,137,187

OPERATING EXPENSES
Operating Cost & Expenses	1,363,128	3,099,448
Depreciation & Amortization	211,636	423,272
General & Administrative	0	0

Total Operating Expenses	1,574,764	3,522,721

Operating Income	14,131	(385,533)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	(7,000)	(14,000)
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	(7,000)	(14,000)

Net Profit/(Loss)	$21,131	$(371,533)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - July 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 18 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

THE Offshore Drilling Company

		Cumulative
REVENUES	Month	Filing to Date[1]
Revenue	$1,526,539	$3,088,477

Total Revenue	1,526,539	3,088,477

OPERATING EXPENSES
Operating Cost & Expenses	984,088	1,906,786
Depreciation & Amortization	55,944	111,889
General & Administrative	2,446	268,204

Total Operating Expenses	1,042,478	2,286,878

Operating Income	484,061	801,599
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$484,061	$801,599

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - July 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 19 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

THE Onshore Drilling Company

Cumulative
REVENUES	Month	Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	—	—

Operating Income	—	—
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - July 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 20 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

TODCO Americas Inc.

		Cumulative
REVENUES	Month	Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	21,359	42,718
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	21,359	42,718

Operating Income	(21,359)	(42,718)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	7,000	14,000
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	7,000	14,000

Net Profit/(Loss)	$(28,359)	$(56,718)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - July 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 21 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

TODCO International Inc.

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	—	—

Operating Income	—	—
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - July 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 22 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-3: BALANCE SHEET

The Consolidated Debtor Entities

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$152,435,848	$160,705,001
Restricted Cash	—	1,000,000
Accounts Receivable – Trade	13,487,385	11,112,224
Accounts Receivable – Other	164,534	122,367
Due to/from Affiliates	(391,894,570)	(390,437,258)
Deposits	—	—
Prepaid & Other	9,554,356	10,412,713

Total Current Assets	(216,252,447)	(207,084,953)

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	86,405,855	87,036,128
OTHER ASSETS
Investment in/from Affiliates	1,724,702,689	1,724,702,689
Notes Receivable – Affiliates	959,514,329	959,514,329
Other Assets	5,815,502	5,919,147

Total Other Assets	2,690,032,520	2,690,136,165

Total Assets	$2,560,185,928	$2,570,087,340

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$9,616,143	$13,864,805
Accrued Liabilities	23,193,047	21,847,229
Interest Payable	—	—
Taxes Payable	(1,009,059)	(1,008,185)
Other Current Liabilities	90,000	90,000
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	745	(0)
Notes Payable - Affiliates	499,814,329	499,814,329
Other Liabilities	1,810,748	1,821,295

Total Liabilities Not Subject to Compromise	533,515,952	536,429,473

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	345,733,698	347,883,958

Total Liabilities	879,249,650	884,313,431

SHAREHOLDERS EQUITY
Common Stock	200,041	200,041
Additional Paid-in-Capital	1,681,630,560	1,681,587,480
Contributed Capital	138,844,823	138,844,823
Treasury Stock	(325,548)	(325,548)
Retained Earning – Prior Year	(22,848,912)	(22,848,912)
Net Income	(116,564,686)	(111,683,974)
Net Shareholders Equity	1,680,936,278	1,685,773,910

Total Liabilities and Shareholders Equity	$2,560,185,928	$2,570,087,340

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 23 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-3: BALANCE SHEET

Hercules Offshore, Inc.

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$80,502,256	$55,484,713
Restricted Cash	—	—
Accounts Receivable – Trade	3,564,316	3,700,137
Accounts Receivable – Other	135,027	110,027
Due to/from Affiliates	(590,114,557)	(557,847,818)
Deposits	—	—
Prepaid & Other	3,173,474	3,474,336

Total Current Assets	(502,739,485)	(495,078,606)

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	756,424,589	756,424,589
Notes Receivable – Affiliates	864,514,329	864,514,329
Other Assets	5,815,502	5,919,147

Total Other Assets	1,626,754,420	1,626,858,065

Total Assets	$1,124,014,935	$1,131,779,460

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$4,381,547	$4,715,689
Accrued Liabilities	1,266,581	1,613,040
Interest Payable	—	—
Taxes Payable	(306,171)	(305,298)
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	745	0
Notes Payable - Affiliates	—	—
Other Liabilities	1,810,748	1,821,295

Total Liabilities Not Subject to Compromise	7,153,449	7,844,726

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	340,835,517	343,685,517

Total Liabilities	347,988,967	351,530,244

SHAREHOLDERS EQUITY
Common Stock	200,000	200,000
Additional Paid-in-Capital	588,024,286	587,981,206
Contributed Capital	—	—
Treasury Stock	(325,548)	(325,548)
Retained Earning – Prior Year	298,364,810	298,364,810
Net Income	(110,237,579)	(105,971,252)
Net Shareholders Equity	776,025,969	780,249,216

Total Liabilities and Shareholders Equity	$1,124,014,935	$1,131,779,460

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 24 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-3: BALANCE SHEET

Cliffs Drilling Company

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$11,880	$13,845
Restricted Cash	—	1,000,000
Accounts Receivable – Trade	(460,950)	(460,950)
Accounts Receivable – Other	—	—
Due to/from Affiliates	87,869,820	87,434,486
Deposits	—	—
Prepaid & Other	758,784	851,626

Total Current Assets	88,179,534	88,839,006

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	1,000,000	1,000,000
OTHER ASSETS
Investment in/from Affiliates	3,499,897	3,499,897
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	3,499,897	3,499,897

Total Assets	$92,679,431	$93,338,904

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$731,405	$1,205,380
Accrued Liabilities	53,292	50,487
Interest Payable	—	—
Taxes Payable	123,151	123,151
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	(1)	(1)
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	907,848	1,379,018

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	907,848	1,379,018

SHAREHOLDERS EQUITY
Common Stock	10	10
Additional Paid-in-Capital	210,903,996	210,903,996
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(118,718,232)	(118,718,232)
Net Income	(414,190)	(225,888)
Net Shareholders Equity	91,771,584	91,959,886

Total Liabilities and Shareholders Equity	$92,679,431	$93,338,904

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 25 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-3: BALANCE SHEET

Cliffs Drilling Trinidad L.L.C.

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	(299)	(299)
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	(299)	(299)

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	1,144	1,144
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	1,144	1,144

Total Assets	$845	$845

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	9,360	9,360
Treasury Stock	—	—
Retained Earning – Prior Year	(8,515)	(8,515)
Net Income	—	—
Net Shareholders Equity	845	845

Total Liabilities and Shareholders Equity	$845	$845

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 26 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-3: BALANCE SHEET

FDT LLC

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	—	—
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	—	—

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$—	$—

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	—	—
Net Income	—	—
Net Shareholders Equity	—	—

Total Liabilities and Shareholders Equity	$—	$—

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 27 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-3: BALANCE SHEET

FDT Holdings LLC

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	—	—
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	—	—

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$—	$—

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	—	—
Net Income	—	—
Net Shareholders Equity	—	—

Total Liabilities and Shareholders Equity	$—	$—

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 28 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-3: BALANCE SHEET

Hercules Drilling Company, LLC

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$71,925,296	$105,210,912
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	47	38
Due to/from Affiliates	28,510,950	(3,419,592)
Deposits	—	—
Prepaid & Other	907,464	856,800

Total Current Assets	101,343,756	102,648,158

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	10,349,999	10,571,776
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	90,000,000	90,000,000
Other Assets	—	—

Total Other Assets	90,000,000	90,000,000

Total Assets	$201,693,756	$203,219,934

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$674,221	$1,345,769
Accrued Liabilities	19,259,393	19,416,644
Interest Payable	—	—
Taxes Payable	(389,633)	(389,633)
Other Current Liabilities	90,000	90,000
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	19,633,981	20,462,780

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	19,633,981	20,462,780

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	181,789,741	181,789,741
Net Income	270,033	967,413
Net Shareholders Equity	182,059,774	182,757,154

Total Liabilities and Shareholders Equity	$201,693,756	$203,219,934

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 29 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-3: BALANCE SHEET

Hercules Offshore Services LLC

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$(3,584)	$(4,469)
Restricted Cash	—	—
Accounts Receivable – Trade	2,690,197	2,006,285
Accounts Receivable – Other	8,387	(2,297)
Due to/from Affiliates	19,468,608	17,770,152
Deposits	—	—
Prepaid & Other	792,382	880,425

Total Current Assets	22,955,990	20,650,096

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	25,459,933	25,600,850
OTHER ASSETS
Investment in/from Affiliates	483,802,329	483,802,329
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	483,802,329	483,802,329

Total Assets	$532,218,252	$530,053,274

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$704,910	$1,145,737
Accrued Liabilities	1,434,770	(681,673)
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	2,139,680	464,063

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	2,139,680	464,063

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	265,099,970	265,099,970
Contributed Capital	65,545,741	65,545,741
Treasury Stock	—	—
Retained Earning – Prior Year	201,796,230	201,796,230
Net Income	(2,363,369)	(2,852,730)
Net Shareholders Equity	530,078,572	529,589,211

Total Liabilities and Shareholders Equity	$532,218,252	$530,053,274

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 30 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-3: BALANCE SHEET

Hercules Offshore Liftboat Company LLC

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	—	—
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	—	—

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$—	$—

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	—	—
Net Income	—	—
Net Shareholders Equity	—	—

Total Liabilities and Shareholders Equity	$—	$—

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 31 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-3: BALANCE SHEET

HERO Holdings, Inc.

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	16,880,323	16,880,323
Deposits	—	—
Prepaid & Other	(0)	(0)

Total Current Assets	16,880,323	16,880,323

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	480,974,730	480,974,730
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	480,974,730	480,974,730

Total Assets	$497,855,053	$497,855,053

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	40,955	38,799
Interest Payable	—	—
Taxes Payable	(25,207)	(25,207)
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	494,814,329	494,814,329
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	494,830,077	494,827,921

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	4,849,180	4,156,440

Total Liabilities	499,679,257	498,984,362

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	415,428,989	415,428,989
Contributed Capital	78,247,255	78,247,255
Treasury Stock	—	—
Retained Earning – Prior Year	(488,053,410)	(488,053,410)
Net Income	(7,447,038)	(6,752,142)
Net Shareholders Equity	(1,824,204)	(1,129,309)

Total Liabilities and Shareholders Equity	$497,855,053	$497,855,053

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 32 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-3: BALANCE SHEET

SD Drilling LLC

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	3,675,803	3,360,120
Accounts Receivable – Other	10,075	6,930
Due to/from Affiliates	35,715,833	37,152,374
Deposits	—	—
Prepaid & Other	2,554,306	2,838,117

Total Current Assets	41,956,017	43,357,541

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	38,488,233	38,699,869
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	5,000,000	5,000,000
Other Assets	—	—

Total Other Assets	5,000,000	5,000,000

Total Assets	$85,444,250	$87,057,411

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$2,040,919	$3,557,032
Accrued Liabilities	209,625	327,804
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	2,250,545	3,884,836

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	2,250,545	3,884,836

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	150,329,019	150,329,019
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(68,473,306)	(68,473,306)
Net Income	1,337,992	1,316,862
Net Shareholders Equity	83,193,705	83,172,574

Total Liabilities and Shareholders Equity	$85,444,250	$87,057,411

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 33 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-3: BALANCE SHEET

THE Offshore Drilling Company

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	4,018,020	2,506,632
Accounts Receivable – Other	10,998	7,669
Due to/from Affiliates	8,209,320	9,907,592
Deposits	—	—
Prepaid & Other	1,175,718	1,306,353

Total Current Assets	13,414,055	13,728,246

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	10,857,689	10,913,633
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$24,271,744	$24,641,879

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$952,808	$1,653,307
Accrued Liabilities	928,431	1,082,128
Interest Payable	—	—
Taxes Payable	(411,198)	(411,198)
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	(0)	(0)
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	1,470,040	2,324,236

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	1,470,040	2,324,236

SHAREHOLDERS EQUITY
Common Stock	1	1
Additional Paid-in-Capital	51,844,299	51,844,299
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(31,445,138)	(31,445,138)
Net Income	2,402,541	1,918,481
Net Shareholders Equity	22,801,704	22,317,643

Total Liabilities and Shareholders Equity	$24,271,744	$24,641,879

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 34 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-3: BALANCE SHEET

THE Onshore Drilling Company

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	19,353	19,353
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	19,353	19,353

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$19,353	$19,353

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	10	10
Additional Paid-in-Capital	—	—
Contributed Capital	(4,957,532)	(4,957,532)
Treasury Stock	—	—
Retained Earning – Prior Year	4,976,875	4,976,875
Net Income	—	—
Net Shareholders Equity	19,353	19,353

Total Liabilities and Shareholders Equity	$19,353	$19,353

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 35 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-3: BALANCE SHEET

TODCO Americas Inc.

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	1,546,073	1,666,165
Deposits	—	—
Prepaid & Other	192,230	205,056

Total Current Assets	1,738,303	1,871,222

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	250,000	250,000
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$1,988,303	$2,121,222

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$130,332	$241,892
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	0	0
Notes Payable - Affiliates	5,000,000	5,000,000
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	5,130,332	5,241,892

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	49,000	42,000

Total Liabilities	5,179,332	5,283,892

SHAREHOLDERS EQUITY
Common Stock	10	10
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(3,077,963)	(3,077,963)
Net Income	(113,077)	(84,718)
Net Shareholders Equity	(3,191,029)	(3,162,670)

Total Liabilities and Shareholders Equity	$1,988,303	$2,121,222

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 36 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-3: BALANCE SHEET

TODCO International Inc.

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	—	—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	6	6
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	6	6

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$6	$6

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	10	10
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(4)	(4)
Net Income	—	—
Net Shareholders Equity	6	6

Total Liabilities and Shareholders Equity	$6	$6

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 37 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-4: SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$9,421,968	$209,038	$12,813	$6,763	$(34,439)	$9,616,143
Accrued Liabilities	23,193,047					23,193,047
Taxes Payable	(1,009,059)					(1,009,059)
Other Current Liabilities	90,000					90,000
Deferred Income Taxes	745					745
Other Liabilities	1,810,748					1,810,748

Total Unpaid Post-petition Debt	$33,507,448	$209,038	$12,813	$6,763	$(34,439)	$33,701,623

(1)	Both pre-petition and post-petition debts with the exception of the Senior Notes and interest have been included in the schedule as they will be paid in normal course pursuant to the Plan.
(2)	Schedule represents the consolidated debtor entities.

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 38 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUL. 1 - JUL. 31, 2016

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$11,112,224
(+) Amounts billed during the period	4,874,172
(-) Amounts collected during the period	(2,499,010)

Total Accounts Receivable at the end of the reporting period	13,487,385

Accounts Receivable Aging Amount	Amount
0 - 30 days old	9,420,842
31 - 60 days old	901,867
61 - 90 days old	—
91+ days old	3,625,627

Total Accounts Receivable	13,948,336

Amount considered uncollectible (Bad Debt)	(460,950)
Accounts Receivable (Net)	$13,487,385

MOR-5: DEBTOR QUESTIONNAIRE

		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3	Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

Case 16-11385-KJC     Doc 329     Filed 08/22/16     Page 39 of 39

Case Number	Debtor Name	Petition Date
16-11385	Hercules Offshore, Inc.	June 5, 2016
16-11386	Cliffs Drilling Company	June 6, 2016
16-11387	Cliffs Drilling Trinidad L.L.C.	June 6, 2016
16-11388	FDT LLC	June 6, 2016
16-11389	FDT Holdings LLC	June 6, 2016
16-11390	Hercules Drilling Company, LLC	June 6, 2016
16-11391	Hercules Offshore Services LLC	June 6, 2016
16-11392	Hercules Offshore Liftboat Company LLC	June 6, 2016
16-11393	HERO Holdings, Inc.	June 6, 2016
16-11394	SD Drilling LLC	June 6, 2016
16-11395	THE Offshore Drilling Company	June 6, 2016
16-11396	THE Onshore Drilling Company	June 6, 2016
16-11397	TODCO Americas Inc.	June 6, 2016
16-11398	TODCO International Inc.	June 6, 2016